UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HENRY SCHEIN, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 21, 2020. HENRY SCHEIN, INC. HENRY SOCIÉTÉ. INC 135 DURYEA ROAD,M<l/1. SlOP E-365 MELVILLE. NY IJ747 Meeting Information Meeting Type:                Annual Meeting For holders as of:    March 23, 2020 Date: May 21, 2020                Time: 10:00 am. EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/HSIC2020 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/HSIC2020 and be sure to have the information that is printed in the box marked by the arrow [GRAPHIC APPEARS HERE] IXXXX XXXX: XXXX: XXXXI Located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.prwcyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. D10858-P35939

- Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: COMBINED DOCUMENT                NOTICE AND PROXY STATEMENT How to View Online: [GRAPHIC APPEARS HERE] Have the information that is printed in the box marked by the arrow -+lxxxxxxxxxxxxxxxxl (located on the following page) and visit www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: I) BY INTERNET:                www.proxyvote.com 2) BY Telephone.:                1-800-579-1639 3) BY E.-MAIL*:                sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked [GRAPHIC APPEARS HERE] by the arrow -+lxxxx xxxx xxxx xxxxl (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2020 to facilitate timely delivery. - How To Vote - Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow -+lxxxx xxxx xxxx xxxxl (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/HSIC2020. Have the information that is printed in the box marked by the arrow -+IXXXX XXXX XXXX XXXXI located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D10859-P35939

Voting Items The BeNin! of Dir«tol’5 -mends you vote FOR the following: 1.    Election of Directors Nominees: 1a.    Barry J. Alperin lhellollnlof IJirectgn AIC.GI’I’Imendsyou vvte FORproposllls Z.3and4. 2.                Proposal to amend and restate the Company’s Amended and Restated 2013 Stod< Incentive Plan to, among o1her things. incll!aSI! 1he aggfl!gate share reserve and extend the term of the plan to Mart:h 31,2030. 1b. Gerald A.Benjamin                3. 1c.    Stanley M.Bergman Proposalto approve, by non-binding vote, the 2019 compensation paid to the Company’s Named ExEcutive Officer>. 1d.    James P. Breslawski 4.                Proposal to ratify 1he selection of BDO USA. LLP as the Company’s independent fl!gistelli!d public accounting firm for the fiscalyear ending December 26,2020. 1e.    Paul Brons                NOTE: Such other business asmay properly come before the meeting or any adjournments or postponements 1f.    Shira Goodman 1g. Joseph L. Herring 1h. Kurt P. Kuehn 1i.    Philip A. Laskawy 1j.    Anne H. Margulies 1k.    Mark E. Mlotek 11.    Steven Paladino    1m. Carol Raphael 1n. E.Dianne Rekow, DDS, Ph.D. 1o. Bradley T.Sheares, Ph.D. thereof. D10860-P35939

D10861-P35939